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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):     JANUARY 14, 1998




       BROOKE GROUP LTD.                                 BGLS INC.
  (Exact name of registrant as                 (Exact name of registrant as
    specified in its charter)                    specified in its charter)


             1-5759                                      33-93576
     (Commission File Number)                    (Commission File Number)


           51-0255124                                    13-3593483
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)


            DELAWARE                                      DELAWARE
(State or other jurisdiction of                  (State or other jurisdiction
  incorporation or organization)             of incorporation or organization)


      100 S.E. SECOND STREET                        100 S.E. SECOND STREET
       MIAMI, FLORIDA 33131                          MIAMI, FLORIDA 33131
  (Address of principal executive               (Address of principal executive
    offices including Zip Code)                   offices including Zip Code)


          305/579-8000                                    305/579-8000
(Registrant's telephone number,                 (Registrant's telephone number,
       including area code)                           including area code)


       (NOT APPLICABLE)                                 (NOT APPLICABLE)
(Former name or former address,                 (Former name or former address,
 if changed since last report)                    if changed since last report)






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ITEM 5.           OTHER EVENTS.

                  On January 14, 1998 and January 15, 1998, BGLS Inc. entered into further amendments to the previously reported Standstill Agreement and Consent with the principal holders of BGLS Inc.'s 15.75% Senior Secured Notes due 2001 which extended the termination date of such agreement to January 16, 1998.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BROOKE GROUP LTD.




                                By: /s/ Joselynn D. Van Siclen
                                    ----------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer


                                BGLS INC.



                                By: /s/ Joselynn D. Van Siclen
                                    ----------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer


Date:  January 16, 1998





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